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                                                                 Exhibit 10.22.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


        This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into effective as of June 1, 2003, between PRIMEENERGY CORPORATION, a Delaware corporation ("PEC"). PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, and EOWS MIDLAND COMPANY, a Texas corporation (collectively, the "Borrower"), with each other lender that is a signatory hereto or becomes a signatory hereto as provided in Section 9.1, (individually, together with its successors and assigns, a "Lender" and collectively together, with their respective successors and assigns, the "Lenders") and GUARANTY BANK, FSB, a federal savings bank, as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent").

                               W I T N E S S E T H

        WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated December 19, 2002 (the "Agreement"), to which reference is here made for all purposes;

        WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        1.01 Terms Defined Above. As used herein, each of the terms "Agent." "Agreement." "Borrower." "First Amendment." and "Lenders" shall have the meaning assigned to such term hereinabove.

        1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

        1.03 References. References in this First Amendment to Article or Section numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

        1.04 Articles and Sections. This First Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other

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legal relations of the parties hereto shall be determined from this First
Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

        1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                   AMENDMENTS

        The Borrower and the Lender hereby amend the Agreement in the following particulars:

        2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

        The following definition are added to read as follows:

        The definitions of "Term Loan" and "Term Notes" are hereby deleted from the Agreement.

        "Reducing Revolving Term Loan" shall mean the Reducing Revolving Term Loan described in Section 2.1B.

        "Reducing Revolving Term Loan Available Commitment" shall mean on the date of this First Amendment, the sum of $3,599,998. Such amount shall reduce by $66,667 per month beginning July 1, 2003.

        "Reducing Revolving Term Loan Balance" shall mean, at any time, the outstanding principal balance of the Reducing Revolving Term Notes at such time.

        "Reducing Revolving Term Notes" shall mean, collectively, each of the promissory notes of the Borrower payable to a Lender in the amount of the Reducing Revolving Term Loan Facility Amount of such Lender in the form attached hereto as Exhibit I(a) with all blanks in such form completed appropriately, together with all renewals, extensions for any period, increases, and rearrangements thereof.

        2.02 Amendment of Section 2.1B. Section 2.1B of the Agreement is hereby amended to read as follows:

        B. Reducing Revolving Term Loan

           (a) The Reducing Revolving Term Loan shall be in the total amount of $3,599,998, with interest payable monthly by the Borrower to the Lenders beginning on the first day of the month following the month in which borrowings were made under this facility, and continuing on the first day of

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                  each calendar month thereafter until the Reducing Revolving
                  Term Loan Balance is zero and/or until December 19, 2004, when all sums owing under this facility are due and payable.

           (b) The Borrower may only borrow under the Reducing Revolving Term Loan up to the amount of the Reducing Revolving Term Loan Available Commitment. Principal payments of the greater of $66,667 per month or an amount necessary to reduce the Reducing Revolving Term Loan Balance to the Reducing Revolving Term Loan Available Commitment will be required should the amount of borrowings equal to or exceed the Reducing Revolving Term Loan Available Commitment.

           (c) Upon the terms and conditions (including, without limitation, the right of the Lenders to decline to make any Loan so long as any Default or Event of Default exists) and relying on the representations and warranties contained in this Agreement, each Lender severally agrees, during the Commitment Period, to make Loans, in immediately available funds at the Applicable Lending Office or the Principal Office, to or for the benefit of the Borrower in an aggregate principal amount not to exceed at any time outstanding the lessor of the Facility Amount of such Lender or the Percentage Share of such Lender of the Reducing Revolving Term Loan Balance then in effect. Loans shall be made from time to time on any Business Day designated by the Borrower following receipt by the Agent of a Borrowing Request.

           (d) Subject to the terms of this Agreement, during the Commitment Period, the Borrower may borrow, repay, and reborrow up to the amount of the Reducing Revolving Term Loan Available Commitment in effect at that time, and convert Loans of one type or with one Interest Period into Loans of another type or with a different Interest Period. Except for prepayments made pursuant to Section 2.10, each borrowing, conversion, and prepayment of principal of Loans shall be in an amount at least equal to $100,000. Each borrowing, prepayment, or conversion of or into a Loan of a different type or, in the case of a LIBO Rate Loan, having a different Interest Period, shall be deemed a separate borrowing, conversion, and prepayment for purposes of the foregoing, one for each type of Loan or Interest Period. Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBO Rate Loans having the same Interest Period shall be at least equal to $100,000; and if any LIBO Rate Loan would otherwise be in a lesser principal amount for any period, such Loan shall be a Floating Rate Loan during such period.

           (e) The Loans shall be made and maintained at the Applicable Lending Office or the Principal Office and shall be evidenced by the Notes.

           (f) Not later than 2:00 p.m., Central Standard or Daylight Savings Time, as the case may be, on the date specified for each borrowing, each Lender shall make available an amount equal to its Percentage Share of the borrowing to

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                  be made on such date to the Agent, at an account designated by the Agent, in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions hereof, be made available to the Borrower in immediately available funds at the Principal Office by the end of that Business Day. All Loans by each Lender shall be maintained at the Applicable Lending Office of such Lender and shall be evidenced by the Note of such Lender.

           (g) The failure of any Lender to make any Loan required to be made by it hereunder shall not relieve any other Lender of its obligation to make any Loan required to be made by it, and no Lender shall be responsible for the failure of any other Lender to make any Loan.

        2.03 Amendment of Section 2.12. Section 2.12 of the Agreement is hereby amended as follows:

        "2.12 Commitment Fee. In addition to interest on the Note as provided herein and all other fees payable hereunder and to compensate the Lender for maintaining funds available, the Borrower shall pay to the Agent for the account of the Lenders, in immediately available funds, on the first day of July, 2003, and on the first day of each third calendar month thereafter during the Commitment Period, a fee in the amount of .375% per annum, calculated on the basis of a year of 365 or 366 days, as the case may be, for the actual days elapsed (including the first day but excluding the last day), on the average daily amount of the Available Commitment and the Reducing Revolving Term Loan Available Commitment during the preceding quarterly period."

        2.04 Amendment of Exhibit I(A). Exhibit I(A), as revised, shall be as attached to this First Amendment.

                                   ARTICLE III
                                   CONDITIONS

        The obligation of the Lenders to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

        3.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

           (a) multiple counterparts of this First Amendment as requested by the Lender;

           (b)    Reducing Revolving Term Note; and

           (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

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        3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this First Amendment shall be true and correct.

        3.03 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lenders.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

        The Borrower hereby expressly re-makes, in favor of the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                    ARTICLE V
                                  RATIFICATION

        Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this First Amendment.

                                   ARTICLE VI
                                 MISCELLANEOUS

        6.01 Scope of Amendment. The scope of this First Amendment is expressly limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.

        6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

        6.03 Parties in Interest. All provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

        6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

        6.05 ENTIRE AGREEMENT. THIS FIRST AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIRST AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN

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CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL
AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        6.06 GOVERNING LAW. THIS FIRST AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

        6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

        IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                             BORROWER

                                             PRIMEENERGY CORPORATION
                                             PRIMEENERGY MANAGEMENT CORPORATION,
                                             PRIME OPERATING COMPANY, EASTERN
                                             OIL WELL SERVICE COMPANY, SOUTHWEST
                                             OILFIELD CONSTRUCTION COMPANY EOWS
                                             MIDLAND COMPANY

                                             By: /s/ Beverly A.  Cummings
                                                 -------------------------------
                                                      Beverly A.  Cummings
                                                      Executive Vice President,
                                                      Treasurer, and
                                                      Chief Financial Officer

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                                            AGENT AND LENDER

                                            GUARANTY BANK, FSB


                                             By: /s/ Richard E. Menchaca
                                                 -------------------------------
                                                     Richard E. Menchaca
                                                     Senior Vice President

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                                  EXHIBIT I(A)
                  [FORM OF REDUCING REVOLVING TERM NOTE]

                             REDUCING REVOLVING TERM
                                PROMISSORY NOTE
$3,599,998                      Houston, Texas                       June 1,2003

        FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of GUARANTY BANK, FSB ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of THREE MILLION, FIVE HUNDRED AND NINETY-NINE THOUSAND, NINE HUNDRED AND NINETY-EIGHT DOLLARS ($3,599,998), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

        Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

        This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

        Without being limited thereto or thereby, this Note is secured by the Security Instruments.

        THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                           (PAGE ONE OF TWO PAGE NOTE)

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                                             PRIMEENERGY CORPORATION PRIMEENERGY
                                             MANAGEMENT CORPORATION, PRIME
                                             OPERATING COMPANY, EASTERN OIL WELL
                                             SERVICE COMPANY, SOUTHWEST OILFIELD
                                             CONSTRUCTION COMPANY
                                             EOWS MIDLAND COMPANY

                                             By: /s/ Beverly A. Cummings
                                                --------------------------------
                                                  Beverly A. Cummings
                                                  Executive Vice President,
                                                  Treasurer, and Chief Financial
                                                  Officer

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                             REDUCING REVOLVING TERM
                                PROMISSORY NOTE

$3,599,998                      Houston, Texas                      June 1, 2003

        FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of GUARANTY BANK, FSB ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of THREE MILLION, FIVE HUNDRED AND NINETY-NINE THOUSAND, NINE HUNDRED AND NINETY-EIGHT DOLLARS ($3,599,998), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

        Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

        This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

        Without being limited thereto or thereby, this Note is secured by the Security Instruments.

        THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                           (PAGE ONE OF TWO PAGE NOTE)

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                                             PRIMEENERGY CORPORATION PRIMEENERGY
                                             MANAGEMENT CORPORATION, PRIME
                                             OPERATING COMPANY, EASTERN OIL WELL
                                             SERVICE COMPANY, SOUTHWEST OILFIELD
                                             CONSTRUCTION COMPANY
                                             EOWS MIDLAND COMPANY


                                             By: /s/ Beverly A. Cummings
                                                --------------------------------
                                                  Beverly A. Cummings
                                                  Executive Vice President,
                                                  Treasurer, and Chief Financial
                                                  Officer